UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 28, 2005
Date of Report (Date of Earliest Event Reported)

K-TRONIK INTERNATIONAL CORP.
(Exact name of Registrant as Specified in its Charter)

290 Vincent Avenue, 3rd Floor Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Tel: (201) 488-4600
(Registrant's Telephone Number)

Not Applicable
(Former Name and Address)

Nevada	000-31369	88-0436364
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Not applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Registrant has replaced its certifying accountant.

Its previous certifying accountants, BDO Seidman, LLP of Woodbridge, New Jersey, have been replaced by its new certifying accountants SF Partnership, LLP of Toronto, Ontario.

The change was made because of the Registrant’s disposition of its electronic ballast operations. BDO Seidman LLP was geographically close to the electronic ballast operations in New Jersey and were the auditors of the Registrant’s subsidiaries, K-Tronik N.A. Inc. and, through their Korean offices, K-Tronik (Asia) Inc., a Korean company.

With the sale of K-Tronik N.A. Inc., the Registrant made the decision to appoint SF Partnership, LLP as its auditors. SF Partnership, LLP are the certifying accountant’s for the Registrant’s parent company, Eiger Technology, Inc., a TSX listed Canadian company and US reporting issuer.

BDO Siedman, LLP did not decline to stand for re-election and resigned at the request of the Registrant. BDO Seidman, LLP did not, for either of the past two years or to the date of the change of certifying accountant, produce a report on the financial statements of the Registrant which contained an adverse opinion or disclaimer of opinion. Their reports were not modified as to uncertainty, audit scope or accounting principles.

The decision to change certifying accountants was approved by resolution of the directors of the Registrant effective the 22nd day of February, 2005, although documents to that effect were not executed until the date of this Report on Form 8-K.

For either of the past two years and to the date of the change in certifying accountant, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v) . There were no disagreements, for either of the past two years and to the date of the change of certifying accountant, with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any kind, including any which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

SF Partnership, LLP was not, prior to its appointment or in the previous two most recent fiscal years of the Registrant, consulted by the Registrant as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither written nor oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting for an auditing or financial reporting issue.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – [RESERVED]

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Not Applicable.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

16.1         Letter from former certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRONIK INTERNATIONAL CORP.

“Robert Kim”
By: /s/ Robert Kim
President and Director

Dated: February 28, 2005